SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 12, 1997



                           CALIFORNIA PRO SPORTS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 0-25114                  84-121773
          ----------------        ---------            --------------
         (State or other         (Commission         (I.R.S. Employer
          jurisdiction           File Number)     Identification No.)
          of incorporation)




                      1221-B South Batesville Road
                              Greer, SC                   29650
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (864) 848-5160



                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On September 12, 1997, California Pro Sports, Inc. (the "Registrant"), through its majority owned subsidiary, USA Skate Corporation ("Skate Corp."), completed the sale of substantially all of the assets of Skate Corp.'s direct and indirect operating subsidiaries, USA Skate Co., Inc. ("USA Skate") and Les Equipements Sportifs Davtec, Inc. ("Davtec"), to Rawlings Canada Inc. and Rawlings Sporting Goods Company, Inc. (the "USA-Rawlings Transaction"). Consideration to Skate Corp. in the USA-Rawlings Transaction consisted of $14.5 million cash, inclusive of $1 million retained in escrow for purchase price adjustments and proven claims by the purchasers, and assumption of trade payables and accrued liabilities related to the assets purchased.

         The assets sold in the USA-Rawlings Transaction included USA Skate's hockey related business and assets, including the Victoriaville(TM), Vic(R) and McMartin(R) names. USA Skate has an exclusive worldwide license for use of the Vic(R) and Victoriaville(TM) brands. The Company is continuing its in-line skating and snowboard businesses.

ITEM 5.  OTHER EVENTS

         Simultaneously with the closing of the USA-Rawlings Transaction, the bank loans outstanding to the Registrant's operating subsidiaries, USA Skate and California Pro, Inc., were repaid and terminated.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Included with this report are the following pro forma financial statements:

         (1) The Registrant's unaudited pro formal consolidated balance sheet as of June 30, 1997, giving effect to the sale as if it had occurred on June 30, 1997.

         (2) The Registrant's unaudited pro forma consolidated statements of operations for the year ended December 31, 1996, and the six months ended June 30, 1997, giving effect to the sale as if it had occurred on January 1, 1996.

(c)      EXHIBITS.

         Exhibit
         Number   Description
         -------  -----------
         10.1(a)  Asset Purchase Agreement dated September 10,
                  1997 by and among Les Equipements Sportifs
                  Davtec, Inc., USA Skate Co., Inc., USA Skate
                  Corporation, the Registrant, Rawlings Canada
                  Inc. and Rawlings Sporting Goods Company, Inc.
                  (the "Rawlings Agreement")

         10.1(b)  Guaranty related to the Rawlings Agreement.

         10.1(c)  Escrow Agreement related to the Rawlings
                  Agreement.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CALIFORNIA PRO SPORTS, INC.



Date: September 29, 1997                    By  /s/ Barry S. Hollander
                                               ------------------------
                                               Chief Financial Officer

                           CALIFORNIA PRO SPORTS, INC.
                                AND SUBSIDIARIES

                               UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS

                         YEAR ENDED DECEMBER 31, 1996 AND
                         SIX MONTHS ENDED JUNE 30, 1997


On September 12, 1997, California Pro Sports, Inc. ("Cal Pro", or the "Company") and its subsidiary, USA Skate Corporation, sold certain assets of USA Skate Co., Inc. and Les Equipments Sportifs Davtec Inc. ("USA Skate" and the "Hockey Business") to an unrelated third party for $14,500,000. The unrelated third party also assumed certain liabilities. The Company received $13,500,000 cash with an additional $1,000,000 being held in escrow for any purchase price adjustments and for any proven claim by the purchaser. The accompanying unaudited pro forma consolidated balance sheet as of June 30, 1997, gives effect to the sale as if the transaction had been consummated on June 30, 1997. The accompanying unaudited pro-forma consolidated statements of operations for the year ended December 31, 1996, and the six months ended June 30, 1997, give effect to the sale as if the transaction had been consummated January 1, 1996.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the Company. The unaudited pro forma consolidated financial statements do not purport to be indicative of the financial position of the Company had the sale occurred on June 30, 1997. Nor do the unaudited pro forma financial statements purport to be indicative of the results of operations that actually would have occurred had the sale been consummated on January 1, 1996, or to project the Company's financial position or results of operations for any future period.

                  CALIFORNIA PRO SPORTS, INC. AND SUBSIDIARIES

                               UNAUDITED PRO FORMA
                           CONSOLIDATED BALANCE SHEET

                                  JUNE 30, 1997


                                     ASSETS


                                                  California Pro
                                                  Sports, Inc. and              Pro forma           Pro forma
                                                   subsidiaries                adjustments         consolidated
                                                 -----------------         ------------------    ---------------
Current assets:
   Cash and cash equivalents                     $         103,802     (1) $       13,500,000    $       435,784
                                                                       (2)        (13,168,018)
   Accounts receivable                                   4,519,519     (1)         (4,148,312)           371,207
   Inventory                                             4,816,162     (1)         (4,188,200)           627,962
   Prepaid and other expenses                              424,775     (1)           (209,361)           215,414
   Income tax receivable                                    35,533                                        35,533
   Escrow receivable                                                   (1)          1,000,000          1,000,000
                                                 -----------------         ------------------    ---------------

       Total current assets                              9,899,791                 (7,213,891)         2,685,900
                                                 -----------------         ------------------    ---------------

Property and equipment, net
 of accumulated depreciation                             1,863,334     (1)         (1,626,419)           236,915

Licenses and trademarks, net of
 accumulated amortization                                8,412,773     (1)         (7,498,436)           914,337
                                                 -----------------         ------------------    ---------------

                                                        10,276,107                 (9,124,855)         1,151,252
                                                 -----------------         ------------------    ---------------

       Total assets                              $      20,175,898         $      (16,338,746)   $     3,837,152
                                                 =================         ==================    ===============

                                   (Continued)
                                       -5-

                  CALIFORNIA PRO SPORTS, INC. AND SUBSIDIARIES

                               UNAUDITED PRO FORMA
                     CONSOLIDATED BALANCE SHEET (CONTINUED)

                                  JUNE 30, 1997

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                  California Pro
                                                 Sports, Inc. and              Pro forma            Pro forma
                                                   subsidiaries                adjustments         consolidated
                                                 -----------------         ------------------    ---------------
Current liabilities:
   Current portion:
     Long-term debt                              $         177,763     (2) $         (177,763)
     License fee payable, seller                            62,508     (2)            (38,900)   $        23,608
   Notes payable:
     Banks                                               7,473,654     (1)           (181,000)
                                                                       (2)         (7,292,654)
     Seller                                                643,750     (2)           (543,750)           100,000
     Officers/shareholders                                 679,000     (1)           (149,000)            25,000
                                                                       (2)           (505,000)
     Convertible promissory notes                        2,518,000     (2)         (1,259,000)         1,259,000
     Other                                                 956,172     (2)           (100,000)           856,172
   Accounts payable and
    accrued expenses                                     3,133,536     (1)         (1,255,672)           857,932
                                                                       (2)           (365,932)
                                                                       (3)           (654,000)
   Income taxes payable                                    152,201     (1)           (152,201)
                                                 -----------------         ------------------    ---------------
       Total current liabilities                        15,796,584                (12,674,872)         3,121,712
                                                 -----------------         -------------------   ---------------

Long term debt, net of current portion                     350,496     (2)           (350,496)
Note payable seller,
 net of current portion                                    225,000     (2)           (225,000)
License fee payable seller, net of current
 portion                                                 2,309,523     (2)         (2,309,523)
Deferred income taxes                                       60,150                                        60,150
                                                 -----------------         ------------------    ---------------
       Total long-term liabilities                       2,945,169                 (2,885,019)            60,150
                                                 -----------------         ------------------    ---------------

Minority interest                                          339,169     (1)           (339,169)
                                                 -----------------         ------------------    ---------------
Commitments and contingencies

Shareholders' equity:
   Preferred stock, par value $0.01; authorized
     5,000,000 shares, no shares issued
   Common stock, par value $0.01; authorized
     10,000,000 shares, issued and
     outstanding 5,759,212 shares                           57,592     (3)              3,609             61,201
   Warrants                                                394,200                                       394,200
   Capital in excess of par                              7,610,336     (3)            650,391          8,260,727
   Deficit                                              (6,974,330)    (1)         (1,093,686)        (8,068,016)
   Cumulative foreign currency
    translation adjustment                                   7,178                                         7,178
                                                 -----------------         ------------------    ---------------
       Total shareholders' equity                        1,094,976                   (439,686)           655,290
                                                 -----------------         -------------------   ---------------
       Total liabilities and
        shareholders' equity                     $      20,175,898         $      (16,338,746)   $     3,837,152
                                                 =================         ==================    ===============

       See notes to unaudited pro forma consolidated financial statements.
                                       -6-

                  CALIFORNIA PRO SPORTS, INC. AND SUBSIDIARIES

                               UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 1997

                                                  California Pro
                                                 Sports, Inc. and              Pro forma           Pro forma
                                                   subsidiaries               adjustments         consolidated
                                                 -----------------         ------------------    ---------------
Net sales                                        $       6,776,239     (4) $       (5,818,344)   $       957,895
                                                 -----------------         ------------------    ---------------
Cost of sales:
   Substantially from a related party                       42,516                                        42,516
   Other                                                 4,929,631     (4)         (4,070,887)           858,744
                                                 -----------------         ------------------    ---------------
                                                         4,972,147                  4,070,887            901,260
                                                 -----------------         ------------------    ---------------
Gross profit (loss)                                      1,804,092                 (1,747,457)            56,635
                                                 -----------------         ------------------    ---------------

Operating expenses:
   Sales and marketing expense                             837,171     (4)           (681,122)           156,049
   General and administrative expense                    1,989,640     (4)         (1,169,004)           820,636
   Depreciation and amortization                           391,968     (4)           (281,547)           110,421
   Consulting fees, related party                          120,000     (4)            (60,000)            60,000
                                                 -----------------         ------------------    ---------------
                                                         3,338,779                 (2,191,673)         1,147,106
                                                 -----------------         ------------------    ---------------

Loss from operations                                    (1,534,687)                   444,216         (1,090,471)
                                                 -----------------         ------------------    ---------------

Other expenses (income):
   Interest expense:
     Related party                                         148,739     (4)           (145,088)             3,651
     Other                                                 530,867     (4)           (427,915)           102,952
   Foreign currency gain                                   (34,354)    (4)            (12,180)           (46,534)
   Royalty income and other                                (26,462)    (4)             28,080              1,618
   Gain on sale of investment
    in subsidiary                                          (87,593)                                      (87,593)
   Loss on sale of
    marketable securities                                   62,392                                        62,392
                                                 -----------------         ------------------    ---------------
                                                           593,589                   (557,103)            36,486
                                                 -----------------         ------------------    ---------------

Income (loss) before income taxes,
   minority interest and extraordinary
   items                                                (2,128,276)                 1,001,319         (1,126,957)
Income taxes
                                                 -----------------         ------------------    ---------------

                                   (Continued)
                                       -7-

                  CALIFORNIA PRO SPORTS, INC. AND SUBSIDIARIES

                               UNAUDITED PRO FORMA
                CONSOLIDATED STATEMENT OF OPERATIONS (CONTINUED)

                         SIX MONTHS ENDED JUNE 30, 1997

                                                  California Pro
                                                 Sports, Inc. and              Pro forma           Pro forma
                                                   subsidiaries               adjustments         consolidated
                                                 -----------------         ------------------    ---------------
Income (loss) before minority interest
 and extraordinary items                                (2,128,276)                 1,001,319         (1,126,957)
Minority interest                                         (701,543)    (4)            701,543
                                                 -----------------         ------------------    ---------------
Income (loss) before extraordinary item                 (1,426,733)                   299,776         (1,126,957)
Extraordinary item, debt forgiveness                       197,901                                       197,901
                                                 -----------------         ------------------    ---------------

Net income (loss)                                $      (1,228,832)        $          299,776    $      (929,056)
                                                 =================         ==================    ===============

Income (loss) per share
 before extraordinary item                       $            (.29)                              $          (.23)
Extraordinary item                                             .04                                           .04
                                                 -----------------                               ---------------

Net income (loss) per share                      $            (.25)                              $          (.19)
                                                 =================                               ================

Weighted average
 number of common shares                                 4,986,747                                     4,986,747
                                                 =================                               ===============

       See notes to unaudited pro forma consolidated financial statements.
                                       -8-

                  CALIFORNIA PRO SPORTS, INC. AND SUBSIDIARIES

                               UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

                                                   California Pro
                                                 Sports, Inc. and              Pro forma            Pro forma
                                                   subsidiaries               adjustments          consolidated
                                                 -----------------         ------------------    ---------------
Net sales                                        $      16,952,904     (5) $      (11,004,758)   $     5,948,146
                                                 -----------------         ------------------    ---------------
Cost of sales:
   Substantially from a related party                    3,148,423                                     3,148,423
   Others                                                9,852,861     (5)         (7,520,136)         2,332,725
   Inventory markdowns
    and adjustments                                      1,059,750     (5)                             1,059,750
                                                 -----------------         ------------------    ---------------
                                                        14,061,034                 (7,520,136)         6,540,898
                                                 -----------------         ------------------    ---------------
Gross profit (loss)                                      2,891,870                 (3,484,622)          (592,752)
                                                 -----------------         ------------------    ---------------

Operating expenses:
   Sales and marketing expense                           2,434,255     (5)         (1,075,107)         1,359,148
   General and administrative expense                    3,014,417     (5)           (759,887)         2,254,530
   Depreciation and amortization                           681,717     (5)           (301,437)           380,280
   Consulting fees, related party                          120,000                                       120,000
   Rent expense, seller                                    103,334     (5)           (103,334)
   Restructuring charges                                 1,229,000                                     1,229,000
                                                 -----------------         ------------------    ---------------
                                                         7,582,723                 (2,239,765)         5,342,958
                                                 -----------------         ------------------    ---------------
Loss from operations                                    (4,690,853)                (1,244,857)        (5,935,710)
                                                 -----------------         ------------------    ---------------

Other expenses (income):
   Interest expense:
     Related parties                                       305,947     (5)           (126,558)           179,389
     Other                                               1,083,274     (5)           (935,643)           147,631
   Foreign currency gain                                    44,012     (5)            (40,192)             3,820
   Royalty income and other                                (51,376)    (5)             67,085             15,709
   Net unrealized holding loss                             144,457                                       144,457
   Gain on sale of investment in subsidiary               (111,366)                                     (111,366)
   Gain from issuance of common stock
    by subsidiary                                         (479,100)                                     (479,100)
                                                 -----------------         ------------------    ---------------
                                                           935,848                 (1,035,308)           (99,460)
                                                 -----------------         ------------------    ---------------

Loss before income taxes, minority
   interest and extraordinary items                     (5,626,701)                  (209,549)        (5,836,250)
Income tax benefit                                        (244,500)                                     (244,500)
                                                 -----------------         ------------------    ---------------

                                   (Continued)
                                       -9-

                  CALIFORNIA PRO SPORTS, INC. AND SUBSIDIARIES

                               UNAUDITED PRO FORMA
                CONSOLIDATED STATEMENT OF OPERATIONS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1996


                                                  California Pro
                                                 Sports, Inc. and              Pro forma           Pro forma
                                                   subsidiaries               adjustments         consolidated
                                                 -----------------         ------------------    ---------------
Income (loss) before minority interest                  (5,382,201)                  (209,549)        (5,591,750)
Minority interest                                          193,681     (5)           (193,681)
                                                 -----------------         ------------------    ---------------

Net loss                                         $      (5,575,882)        $          (15,868)   $    (5,591,750)
                                                 =================         ==================    ===============

Net loss per share                               $           (1.37)                              $         (1.37)
                                                 =================                               ================

Weighted average
 number of common shares                                 4,078,864                                     4,078,864
                                                 =================                               ===============

      See notes to unaudited pro forma consolidated financial statements.
                                      -10-

                  CALIFORNIA PRO SPORTS, INC. AND SUBSIDIARIES

                        NOTES TO THE UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS

                        YEAR ENDED DECEMBER 31, 1996 AND
                         SIX MONTHS ENDED JUNE 30, 1997



1. To record the cash received and cash held in escrow, assets and liabilities disposed of, transaction costs, and the loss on sale of certain assets, net of certain liabilities assumed, of USA Skate and the Hockey Business.

2. To record payments of USA Skate and Hockey Business liabilities (not assumed by the purchaser), made from the proceeds of the sale.

3. To record issuance of 360,828 shares of common stock in settlement of $654,000 of USA Skate and Hockey Business liabilities that were not assumed by the purchaser.

4. To eliminate the operations of USA Skate and the Hockey Business from the consolidated statement of operations of the Company for the six months ended June 30, 1997, assuming the sale had occurred at January 1, 1997.

5. To eliminate the operations of USA Skate and the Hockey Business from the consolidated statement of operations of the Company for the year ended December 31, 1996, assuming the sale had occurred January 1, 1996.

                                      -11-